Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 002-92665
                                                                       033-78264

                              EXCELSIOR FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                        Excelsior Domestic Equity Funds

                               Blended Equity Fund
                              Large Cap Growth Fund
                               Optimum Growth Fund
                                 Small Cap Fund
                          Value and Restructuring Fund
                               Mid Cap Value Fund
                        Energy and Natural Resources Fund
                                Real Estate Fund

                        Supplement dated February 5, 2004
                      to the Prospectus dated July 29, 2003

        On page 6 of the Prospectus, the first two sentences of the first paragraph under the heading, "Investment Strategy of the Large Cap Growth Fund" are replaced in their entirety with the following sentences:

        "Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the "Index"), as such index may be reconstituted from time-to-time. At present, the companies comprising the Index have an average market capitalization of $10.2 billion. The market capitalizations of the companies in the Fund's portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index."

        On page 14 of the Prospectus, the first two sentences of the first paragraph under the heading, "Investment Strategy of the Mid Cap Value Fund" are replaced in their entirety with the following sentences:

        "Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Index ("Index"), as such index may be reconstituted from time-to-time. At present, the companies comprising the Index have average market capitalization of $3.3 billion. The market



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capitalizations of the companies in the Fund's portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company's market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index."

        On page 22 of the Prospectus, the discussion of market capitalizations included in the section entitled, "Mid Cap Risk" under the heading, "More Information About Risk" is hereby revised to be consistent with the above discussion of market capitalizations for the Mid Cap Value Fund.